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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-77954) pertaining to the 1989 Incentive Stock Option Plan of Cramer, Inc. of our report dated February 25, 2000 with respect to the financial statements of Cramer, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1999.




                                                 /s/ Deloitte & Touche LLP
Kansas City, Missouri
February 25, 2000

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